Vessels, subsidiaries and other property, plant and equipment	12 Months Ended
Dec. 31, 2025
Vessels, subsidiaries and other property, plant and equipment [Abstract]
Vessels, subsidiaries and other property, plant and equipment
Note 6 – Vessels, subsidiaries and other property, plant and equipment

The vessels are owned by companies incorporated in the Marshall Islands. The Company directly owns 100% of the vessel subsidiaries. The primary activity of each of the vessel subsidiaries is the ownership and operation of a vessel. In addition, as of December 31, 2025, the Company had four Marshall Islands subsidiaries related to the newbuilding contracts, a vessel-chartering subsidiary and three subsidiaries, DHT Management S.A.M. (Monaco), DHT Management AS (Norway) and DHT Ship Management (Singapore) Pte. Ltd., that perform management services for DHT and its subsidiaries. Furthermore, the Company directly owns 100% of Goodwood providing technical management services. The following table sets out the details of the vessel subsidiaries included in these consolidated financial statements:

Company	Vessel name	Dwt	Flag State	Year Built
DHT Impala, Inc.[1]	DHT Impala	319,000	The Marshall Islands	2026
DHT Gazelle, Inc.[1]	DHT Gazelle	319,825	The Marshall Islands	2026
DHT Addax, Inc.[1]	DHT Addax	319,999	The Marshall Islands	2026
DHT Antelope, Inc.[1]	DHT Antelope	319,999	The Marshall Islands	2026
DHT Appaloosa Inc	DHT Appaloosa	318,918	The Marshall Islands	2018
DHT Mustang Inc	DHT Mustang	317,975	The Marshall Islands	2018
DHT Nokota Inc	DHT Nokota	318,918	The Marshall Islands	2018
DHT Bronco Inc	DHT Bronco	317,975	The Marshall Islands	2018
DHT Colt Inc	DHT Colt	319,713	The Marshall Islands	2018
DHT Stallion Inc	DHT Stallion	319,713	The Marshall Islands	2018
DHT Tiger Limited	DHT Tiger	299,629	The Marshall Islands	2017
DHT Harrier Inc	DHT Harrier	299,985	The Marshall Islands	2016
DHT Puma Limited	DHT Puma	299,629	The Marshall Islands	2016
DHT Panther Limited	DHT Panther	299,629	The Marshall Islands	2016
DHT Osprey Inc	DHT Osprey	299,999	The Marshall Islands	2016
DHT Lion Limited	DHT Lion	299,629	The Marshall Islands	2016
DHT Leopard Limited	DHT Leopard	299,629	The Marshall Islands	2016
DHT Jaguar Limited	DHT Jaguar	299,629	The Marshall Islands	2015
Samco Iota Ltd	DHT Taiga	318,130	The Marshall Islands	2012
DHT Opal Inc	DHT Opal	320,105	The Marshall Islands	2012
Samco Theta Ltd	DHT Sundarbans	318,123	The Marshall Islands	2012
Samco Kappa Ltd	DHT Redwood	318,130	The Marshall Islands	2011
Samco Eta Ltd	DHT Amazon	318,130	The Marshall Islands	2011
Samco Epsilon Ltd	DHT China	317,794	The Marshall Islands	2007
Samco Delta Ltd	DHT Europe	317,713	The Marshall Islands	2007
DHT Bauhinia Inc	DHT Bauhinia	301,019	The Marshall Islands	2007

[1]	Subsidiaries related to newbuilding contracts. Vessels scheduled for delivery in 2026.

Vessels

(Dollars in thousands)	Vessels	Drydock	EGCS[1]	Total
Cost
As of January 1, 2025	$1,866,683	$45,264	$70,794	$1,982,741
Additions	105,459	5,811	-	111,270
Transferred to assets held for sale	(135,611)	(3,630)	(8,169)	(147,411)
Disposals	(118,348)	(8,203)	(7,515)	(134,065)
As of December 31, 2025	$1,718,183	$39,242	$55,110	$1,812,535

Accumulated depreciation and impairment
As of January 1, 2025	$(711,556)	$(24,153)	$(61,456)	$(797,165)
Charge for the period	(87,633)	(9,344)	(7,606)	(104,583)
Transferred to assets held for sale	96,816	1,937	8,169	106,923
Disposals	51,293	7,374	7,515	66,181
As of December 31, 2025	$(651,080)	$(24,186)	$(53,378)	$(728,644)

Net book value
As of December 31, 2025	$1,067,103	$15,056	$1,732	$1,083,891

Cost
As of January 1, 2024	$1,929,513	$48,736	$74,630	$2,052,878
Transferred to assets held for sale	(62,829)	(1,756)	(3,836)	(68,421)
Transferred from vessel upgrades	-	6,624	-	6,624
Disposals	-	(8,339)	-	(8,339)
As of December 31, 2024	$1,866,683	$45,264	$70,794	$1,982,741

Accumulated depreciation and impairment
As of January 1, 2024	$(690,077)	$(22,535)	$(56,556)	$(769,168)
Charge for the period	(90,590)	(10,647)	(8,736)	(109,974)
Reversal prior impairment	27,909	-	-	27,909
Transferred to assets held for sale	41,203	690	3,836	45,728
Disposals	-	8,339	-	8,339
As of December 31, 2024	$(711,556)	$(24,153)	$(61,456)	$(797,165)

Net book value
As of December 31, 2024	$1,155,127	$21,111	$9,338	$1,185,576

Vessel upgrades
As of January 1, 2024	$-	$10	$-	$10
Additions	-	6,614	-	6,614
Transferred to vessels	-	(6,624)	-	(6,624)
As of December 31, 2024	$-	$-	$-	$-

Vessels under construction
As of January 1, 2025	$93,178	$-	$-	$93,178
Additions	208,474	-	-	208,474
As of December 31, 2025	$301,651	$-	$-	$301,651

As of January 1, 2024	$-	$-	$-	$-
Additions	93,178	-	-	93,178
As of December 31, 2024	$93,178	$-	$-	$93,178

[1]	Exhaust Gas Cleaning Systems (“EGCS”).

Vessels under construction

As of December 31, 2025, we had four VLCCs under construction, fitted with exhaust gas cleaning systems, with deliveries scheduled progressively between January and June 2026. Two VLCCs were to be constructed at each Hyundai Samho Heavy Industries Co., Ltd. (“HHI”) and Hanwha Ocean Co., Ltd. (“Hanwha”) in South Korea. The average price for the four ships is $130,295 thousand, adjusted for change orders. The initial pre-delivery installments have been recorded in the statement of financial position as “Vessels under construction” under Non-current assets. Costs relating to vessels under construction include pre-delivery installments to the shipyard and other vessel costs incurred during the construction period that are directly attributable to construction of the vessels, including borrowing costs incurred during the construction period. As of December 31, 2025, the Company has paid $285,888 thousand in installments under its newbuilding program. In addition, the Company capitalized borrowing costs of $9,614 thousand in 2025 at an average interest rate of 6.2% p.a., and $2,953 thousand in 2024 at an average interest rate of 7.2% p.a., related to the financing of vessels under construction. The Company also capitalized $3,196 thousand related to other directly attributable expenses. The remaining installments, totaling $235,294 thousand, are planned to be funded with debt financing and cash at hand.

The future expected payments to the builders for the Company’s vessels under construction as of December 31, 2025 are as follows:

(Dollars in thousands)
Year	Amount
2026	235,294
Total future expected payments	$235,294

Depreciation

We have assumed an estimated useful life of 20 years for our vessels. Depreciation is calculated taking residual value into consideration. Each vessel’s residual value is equal to the product of its lightweight tonnage and an estimated scrap rate per ton. Estimated scrap rate used as a basis for depreciation is based on estimated scrap value in accordance with our recycling policy. Capitalized drydocking costs are depreciated on a straight-line basis from the completion of a drydocking to the estimated completion of the next drydocking. Capitalized exhaust gas cleaning system costs are depreciated on a straight-line basis from the time of installation of the equipment to the end of the estimated useful life.

Recycling policy

If the Company were to sell a ship for demolition, the Company shall prepare the ship to facilitate safe and environmentally sound recycling in accordance with the Hong Kong Convention. It should be sold in accordance with the “BIMCO Recyclecon” terms, “Standard Contract for the Sale of Vessels for Green Recycling” and with the commitment from the Buyer to provide the Company with certification from the Ship Recycling Facility that its Ship Recycling Facility Plan is in compliance with and will be executed in accordance with the Hong Kong Convention.

Carrying value and impairment

A vessel’s recoverable amount is the higher of the vessel’s fair value less cost of disposal and its value in use. The carrying amounts of vessels held and used by us are reviewed for potential impairment or reversal of prior impairment charges whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not accurately reflect the recoverable amount of a particular vessel. Each of the Company’s vessels have been viewed as a separate CGU as the vessels have cash inflows that are largely independent of the cash inflows from other assets. In instances where a vessel is considered impaired, it is written down to its recoverable amount. Management continuously monitors both external and internal factors to determine if there are indicators that the vessels may be impaired or, in case of previously recognized impairment, that there are indicators that this may be reversed. The factors evaluated in the assessment include the carrying amount of net assets compared to market capitalization, the changes in market rates affecting the Company’s weighted average cost of capital, the effect of any changes in the technological, market, economic, or legal environment in which the Company operates, changes in forecasted charter rates, and movements in external broker valuations. The Company also assesses whether any evidence suggests the obsolescence or physical damage of an asset, whether the Company had any plans to dispose of an asset before the previously expected date of disposal, and whether any evidence suggests that the economic performance of an asset was, or would be, worse than expected. To the extent it is determined that indicators of impairment and/or reversal of previously recognized impairment exist, the value in use is estimated for the respective vessels. A reversal of a previously recognized impairment loss is recorded only to the extent there has been an increase in the estimated service potential of an asset, either from use or sale.

Although management believes that the assumptions used to evaluate potential indicators of impairment or reversal of prior impairment are reasonable and appropriate at the time they were made, such assumptions are highly subjective and could change, possibly materially, in the future.

This also applies to assumptions used to evaluate impairment charges or reversal or prior year impairment charges. Reasonable changes in the assumptions for the discount rate or future charter rates could lead to a value in use for some of our vessels that is higher than, equal to or less than the carrying amount for such vessels. Similarly, this applies to the fair value less cost of sales of our vessels, as market fluctuations could lead to valuations that are higher than, equal to, or lower than their carrying amount. There can be no assurance as to how long charter rates and vessel values will remain at their current levels or whether or when they will change by any significant degree. Charter rates may decline significantly from current levels, which could adversely affect our revenue and profitability and future assessments of vessel impairment.

The market value of our vessels is subject to fluctuations based on various factors, including global economic conditions, interest rates, vessel supply and demand, regulatory changes, and shifts in trade patterns. Periods of high demand and limited vessel supply typically drive up market values, while oversupply, economic downturns or regulatory restrictions can lead to declines. Additionally, vessel values are influenced by secondhand market trends and newbuilding prices, which are, in turn, affected by shipyard capacity and steel prices. Given these factors, market values may not always align with book values, and significant declines could lead to impairment charges.

For the year ending December 31, 2025, the Company performed an assessment using both internal and external sources of information and concluded there were no indicators of impairment. For the year ending December 31, 2024, the Company concluded there were no indicators of impairment. However, indicators of reversal of prior impairment were identified. For the year ending December 31, 2023, the Company concluded there were no indicators of impairment or reversal of prior impairment.

For the year ending December 31, 2024, the Company identified indicators of reversal due to the continued strong market values and was triggered by the agreement to sell DHT Scandinavia in the fourth quarter of 2024. According to IAS 36 Impairment of Assets, the increased carrying amount of an asset attributable to a reversal of impairment loss shall not exceed the carrying amount that would have been determined (net of amortization or depreciation) had no impairment loss been recognized for the asset in prior years. As a result, the Company reversed prior impairment charges totaling $27.9 million in the fourth quarter of 2024, including $1.2 million related to DHT Scandinavia. The recoverable amount was the fair value based on market values less cost of disposal for all vessels except for DHT Scandinavia, in which case the recoverable amount was the agreed sales price minus cost of disposal.

(Dollars in thousands)
Vessel	Recoverable amount	Reversal of impairment
DHT Tiger	$98,940	$3,474
DHT Puma	94,090	254
DHT Panther	94,090	315
DHT Lion	94,090	42
DHT Leopard	94,090	2,544
DHT Jaguar	89,240	2,622
DHT Taiga	72,750	4,265
DHT Sundarbans	72,750	4,728
DHT Redwood	66,930	2,120
DHT Amazon	66,930	2,894
DHT Europe	46,560	2,431
DHT China	46,560	1,010
DHT Scandinavia¹	42,060	1,210
Total	$979,080	$27,909

[1]	DHT Scandinavia was classified as held for sale from December 10, 2024.

Assets held for sale

In the fourth quarter of 2025, the Company entered into an agreement to sell DHT Europe and DHT China for a combined price of $101.6 million. DHT Europe was delivered to its new owner in January 2026, resulting in a gain of $30.4 million. DHT China is scheduled to be delivered to its new owner in March 2026 and is expected to generate a gain of $29.6 million. The vessels were accounted for as current assets held for sale as at December 31, 2025. In the fourth quarter of 2024, the Company entered into an agreement to sell DHT Scandinavia, a 2006 built VLCC, for $43.4 million. The vessel was accounted for as a current asset held for sale as at December 31, 2024.

Sale of vessels

DHT Scandinavia was delivered to its new owner in the first quarter of 2025, resulting in a gain of $19.8 million and proceeds of $42.5 million. In April 2025, the Company entered into an agreement to sell DHT Lotus and DHT Peony, both built in 2011, for a combined price of $103.0 million. DHT Lotus was delivered in the second quarter of 2025, resulting in a gain of $17.5 million and proceeds of $50.9 million. DHT Peony was delivered in the third quarter of 2025, resulting in a gain of $15.7 million and proceeds of $50.1 million.

In aggregate, the Company recognized a gain of $52.9 million from these sales in the year ending December 31, 2025, and total cash proceeds amounted to $143.5 million.

Pledged assets

As of December 31, 2025, all of the Company’s 22 vessels in operation (including the two vessels held for sale) were pledged as collateral under the Company’s secured credit facilities.

Other property, plant and equipment

The Company’s other property, plant and equipment line item in the consolidated statement of financial position mainly consists of right-of-use (“ROU”) assets, fixtures, furniture and computer equipment. The ROU assets relate to the Company’s leased office space in Monaco, Norway, Singapore and India where the Company is a lessee.

(Dollars in thousands)	2025	2024
Right-of-use assets	$5,329	$3,952
Other property, plant and equipment	1,788	637
Total other property, plant and equipment	$7,117	$4,589